UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):            January 25, 2012

MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)

(770) 206-4200
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 25, 2012, the board of directors of Mueller Water Products, Inc. (the “Company”) approved an amendment, effective immediately, to each of section 3.02 of the Company's amended and restated bylaws (the “Bylaws”) and section 5.2 of the Company's second restated certificate of incorporation (the “Certificate”) to reduce the maximum number of directors who may serve at any one time from 12 to 11.

Copies of the Bylaws and the Certificate, including the amendments approved by the board of directors on January 25, 2012, are included as exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on January 25, 2012. The stockholders of the Company voted on the following four items:

1	The election of 11 directors to terms ending in 2013.
2	Executive compensation (on an advisory basis).
3	Amendments to the Amended and Restated 2006 Stock Incentive Plan.
4	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2012.
 The final voting results were as follows:

	Number of shares outstanding at the record date	Total shares present in person or by proxy

common stock	155,801,883	134,882,802
Proposal 1. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Withheld	Broker Non-Votes
Totals			29,029,904
Howard L. Clark, Jr.	104,824,538	1,028,360
Shirley C. Franklin	105,074,218	778,680
Thomas J. Hansen	105,003,587	849,311
Gregory E. Hyland	103,804,583	2,048,315
Jerry W. Kolb	99,153,587	6,699,311
Joseph B. Leonard	104,161,875	1,691,023
Mark J. O'Brien	104,230,845	1,622,053
Bernard G. Rethore	99,100,390	6,752,508
Neil A. Springer	99,187,253	6,665,645
Lydia W. Thomas	105,028,934	823,964
Michael T. Tokarz	98,451,758	7,401,140

Proposal 2. The proposal to approve, on an advisory basis, the executive compensation of the Company's named executive officers, as disclosed in the proxy statement dated December 14, 2011, received the following votes.

Votes for approval	102,350,680
Votes for approval as a percentage of votes cast	75.88%
Votes against approval	2,970,837
Abstentions	531,381
Broker Non-Votes	29,029,904

Proposal 3. The proposal to approve amendments to the Amended and Restated 2006 Stock Incentive Plan received the following votes.

Votes for approval	101,197,303
Votes for approval as a percentage of votes cast	75.03%
Votes against approval	4,420,281
Abstentions	235,314
Broker Non-Votes	29,029,904

Proposal 4. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2012 received the following votes.

Votes for approval	134,031,876
Votes for approval as a percentage of votes cast	99.37%
Votes against approval	497,370
Abstentions	353,556

Item 9.01.	Exhibit
(d) Exhibits.

3.1    Amended and restated bylaws
3.2    Second restated certificate of incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2012	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Evan L. Hart
Evan L. Hart
Senior Vice President and Chief Financial Officer